SUPPLEMENT TO THE PROSPECTUS OF
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS


I.       Evergreen International Equity Fund

         The Prospectus of Evergreen International Equity Fund is hereby supplemented as follows:

         Proposed Fund Reorganization

         On June 26, 1998, the Board of Trustees of the Evergreen International Equity Fund ("Equity Fund") approved a proposal to reorganize the Equity Fund into Evergreen International Growth Fund ("Growth Fund"). If shareholders of Equity Fund approve the proposal, all of the assets of the Equity Fund will be transferred to the Growth Fund and shareholders of the Equity Fund will receive shares of the Growth Fund in exchange for their shares. Shareholders of the Equity Fund as of August 31, 1998 are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 16, 1998. If approved, the reorganization will take place October 23, 1998. Shareholders of Equity Fund will be mailed information detailing the proposal on or about September 10, 1998.


August 19, 1998


II.      Evergreen Natural Resources Fund

         The  Prospectus  of   Evergreen   Natural  Resources  Fund   is  hereby
supplemented as follows:

         On Friday, September 25, 1998, the Board of Trustees of the Evergreen International Trust ratified the proposal to liquidate each of the Class A, Class B and Class C shares of Evergreen Natural Resources Fund (the "Fund"). Shares of the Fund will no longer be offered for sale as of the close of business (4:00 p.m. Eastern time) on Friday, October 16, 1998. On or about Friday, December 4, 1998 the total assets of the Fund will be liquidated. Shareholders will be notified of the liquidation and given the option of redeeming or transferring their shares.

October 2, 1998


II.      Evergreen Emerging Markets Growth Fund

         Effective May 1, 1999, page 2 of the prospectus under "Fund Facts-- Portfolio Manager" is revised to state:

o        By committee including:
                  Liu-Er Chen
                  Eleanor H. Marsh
                  Antonio T. Docal
                  Francis X. Claro

         Furthermore, the section of the Evergreen Emerging Markets Growth Fund prospectus entitled "The Funds' Portfolio Managers" is supplemented to reflect the following change:


         Emerging Markets Growth Fund

         The day-to-day management of the Fund is handled by a committee composed of the following individuals:

         Liu-Er Chen, CFA is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund. Prior to joining Evergreen in 1995, he spent three years in U.S. and Germany pharmaceutical companies in their strategic planning area.

         Francis X. Claro, CFA is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund and the Evergreen Latin America Fund. Prior to joining Evergreen in 1994, he worked as an Investment Officer with the Inter-American Investment Corporation, where he was responsible for making private equity and debt investments in Argentina, Brazil, Peru and Uruguay.

         Antonio T. Docal, CFA is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund and the Evergreen Latin America Fund. Prior to joining Evergreen in 1994, Mr. Docal was Vice President of Docal Associates, Inc., an import/export and trade company that he co-founded.

         Eleanor H. Marsh is Vice President and Portfolio Manager for the Evergreen Emerging Markets Fund. Ms. Marsh joined Evergreen in 1994 as a Senior Analyst of the Asian equity markets. Prior to joining Evergreen, Ms. Marsh spent five years at S.G. Warburg Securities in Tokyo as a Senior Analyst in the Japanese equity research department.


May 3, 1999

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